UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N Federal Hwy, Suite B200
Boca Raton FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On March 3, 2026, Greenlane Holdings, Inc. (the “Company”) issued a press release regarding the posting of an investor overview document titled “Investor Overview: Greenlane Holdings and the Berachain Digital Asset Treasury Strategy” on the Company’s website (the “Investor Overview Press Release”). A copy of the Investor Overview Press Release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Also on March 3, 2026, the Company issued a press release providing an update on its holdings of units of BERA, the native digital asset of the layer-1 blockchain protocol known as Berachain (the “BERA Update Press Release”). A copy of the BERA Update Press Release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, each attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On March 3, 2026, the Company provided an update on its holdings of units of BERA. As of February 27, 2026, the Company held approximately 70.4 million units of BERA. Between December 4, 2025 and February 27, 2026, the Company acquired approximately 9 million units of BERA at prices ranging from approximately $0.40 to $0.93 per unit of BERA. As of February 27, 2026, the Company had deployed approximately 50 million units of BERA into validator infrastructure on the Berachain network. The Company also reported that as of February 27, 2026, the publicly reported annualized Proof of Liquidity staking rate on the Berachain network was approximately 25%, subject to prevailing network conditions.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
99.1	Investor Overview Press Release dated March 3, 2026
99.2	BERA Update Press Release dated March 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: March 4, 2026	By:	/s/ Jason Hitchcock
Jason Hitchcock
Chief Executive Officer